Rule 497(e)
File Nos. 002-85378
811-3462

SUPPLEMENT DATED JULY 15, 2016
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2016

Important Notice Regarding Changes in Connection with Money Market Fund Regulatory Reforms

On October 14, 2016, changes to the regulations that govern the operation of registered money market funds (the “new rules”) will become effective. This supplement provides you with notice of the anticipated changes to the operation of the Meeder Money Market Fund (the “Fund”) and its Prospectus and Statement of Additional Information resulting, in part, from the new rules. The board of trustees that oversees the Fund has authorized these changes.

Although the mandatory compliance date for the new rules is October 14, 2016, the Fund will implement certain changes in advance of the compliance date, as described herein. It is possible these early implementation dates may change and we will notify you of any such changes.

Summary of Applicable Reforms

Retail Money Market Funds

In order to comply with the new rules, the Fund intends to qualify as a “retail money market fund.” Under the new rules, “retail money market funds” will be permitted to employ a valuation method that seeks to maintain a stable or constant net asset value (CNAV) of $1.00 per share. This is the same valuation method that is employed today by the Fund. Retail money market funds may be owned only by natural persons. The types of accounts that will qualify to own shares of a retail money market fund following the effective date of the new rules and the steps you must take if you no longer qualify are described below.

Liquidity Fees and Redemption Gates

The new rules require retail money market funds to have the ability to impose a liquidity fee of up to 2% on redemptions and/or temporarily suspend redemptions for up to 10 days (referred to as a “redemption gate”) in the event that the fund’s weekly liquid assets fall below a designated threshold. By October 14, 2016, the board of trustees will adopt procedures to implement liquidity fees and redemption gates in this circumstance.

Effective October 7, 2016, the Fund will change its name to Meeder Prime Money Market Fund. All references in the Prospectus and Statement of Additional Information to the Fund’s name are hereby amended to read Meeder Prime Money Market Fund as of such date.

More Information on New Shareholder Eligibility Requirements

Under the new rules, as a retail money market fund the Fund may be beneficially owned only by natural persons. Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, including among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person as beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Notice of Involuntary Redemption of Institutional Investors from the Fund

In order to ensure that only natural persons own the Fund as of the effective date of the new rules, on or about October 6, 2016, the Fund will redeem all shares held by any investor who is not identified as a natural person (referred to as an “involuntary redemption”). This supplement serves as notice of such involuntary redemption. The Fund expects to provide additional communications regarding involuntary redemptions prior to October 6, 2016. An involuntary redemption may result in losses or costs for which the investor, and not the Fund or its affiliates, will be responsible.

Effective on or about October 5, 2016, the Fund will be closed to new investments by investors who are not natural persons and Institutional Class shares of the Fund will no longer be offered. Commencing that date,

•	Any automatic investments associated with accounts that are not beneficially owned by natural persons will be terminated.

•	All dividends on shares in accounts that are not beneficially owned by natural persons will be paid in cash and not reinvested in fund shares.

Existing institutional investors may continue to transact in the Fund through October 6, 2016, at which time their investment in the Fund will be involuntarily redeemed. Institutional investors should therefore transition their investments in the Fund to an alternative investment before October 6, 2016.

Responsibilities of Financial Intermediaries

No later than October 6, 2016, financial intermediaries will be required to take steps to remove any institutional shareholders on behalf of whom they hold shares in the Fund. Following this date, financial intermediaries may only submit purchase orders for the Fund if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries will also be expected to identify any shareholder of the Fund that does not qualify as a natural person and take steps to promptly redeem such shareholder’s shares. Financial intermediaries may be required by the Fund or its shareholder servicing agent to provide a written statement or other representation that they operate in compliance with such policies and procedures. The Fund reserves the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons.

Currently, certain financial intermediaries serve as agents for the Fund and accept orders on behalf of the Fund. If a financial intermediary serves as agent of the Fund, the order is priced at the Fund’s net asset value next calculated after the order is accepted by the intermediary. Orders submitted through a financial intermediary that does not serve as an agent for the Fund are priced at the Fund's net asset value next calculated after the Fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

Financial intermediaries who act as agent will also be expected to determine whether orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto. If a financial intermediary serves as agent of the Fund and accepts trade orders on the Fund’s behalf, the financial intermediary must record (i.e., “time stamp”) the time of its acceptance of such trade orders for the purposes of, among other things, determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto. Where a financial intermediary accepts trade orders on Fund's behalf, the intermediary is required to promptly take the steps requested by the Fund or its designee to impose or assist in implementing a liquidity fee or redemption gate as requested from time to time. If the intermediary fails to time stamp orders received in a manner satisfactory to the Fund, such orders will be deemed received when they are received by the Fund.

Additional Changes to the Fund

Acquired Fund Fees and Expenses

The table under the heading “FEES AND EXPENSES OF THE FUND - Annual Fund Operating Expenses” on page 36 of the Prospectus is hereby replaced with the following:

	Retail Class	Institutional Class
Management Fees	0.32%	0.32%
Distribution/Service (12b-1) Fees	0.01%	0.00%
Other Expenses	0.25%	0.26%
Acquired Fund Fees and Expenses[1]	0.04%	0.04%
Total Annual Fund Operating Expenses	0.62%	0.62%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

In addition, the table under the heading “FEES AND EXPENSES OF THE FUND – Example” on page 36 of the Prospectus is hereby replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$63	$199	$346	$774
Institutional Class	$63	$199	$346	$774

Strategies and Risks

The following paragraph is added after the third paragraph under the heading “PRINCIPAL INVESTMENT STRATEGIES” on page 36 of the Prospectus:

The Fund may engage in repurchase agreement transactions that are collateralized by cash or government securities. In addition, it may engage in repurchase agreement transactions that are collateralized by non-government securities such as fixed income securities that are rated investment grade and below investment grade by nationally recognized statistical rating organizations or unrated securities of comparable quality, except that the term of a fixed income security used as collateral may be longer than permissible for the Fund to invest directly.

In addition, the following is added as a principal risk of the Fund on page 37 of the Prospectus:

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Check Writing Privileges

A check-writing redemption request which is verifiably submitted to the Fund or the Fund’s agent before a liquidity fee or redemption gate is imposed will be considered a valid redemption and will be processed normally.

Redemptions Initiated by the Fund

Effective as of the date of this supplement, the Fund’s prospectus is modified to reflect that the Fund reserves the right to redeem your shares if the Fund determines that you do not meet the eligibility requirements described in the Prospectus to maintain your account(s) with the Fund, whether as a result of changes in applicable law or otherwise. In addition, the Fund’s Prospectus is modified to reflect that the Fund reserves the right to redeem shares in any account that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons.

Additional Information on Liquidity Fees and Redemption Gates

Under the new rules, if a money market fund’s weekly liquid assets fall below 30% of its total assets, the fund’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates. In addition, if a money market fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a liquidity fee of at least 1% on shareholder redemptions unless the fund’s board determines that not doing so is in the best interests of the fund. Liquidity fees would reduce the amount you receive upon redemption of your shares.

As defined in the new rules, “weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

The board of trustees that oversees the Fund will have the ability to impose liquidity fees and/or redemption gates as described above commencing on or about October 14, 2016. Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress.

If a liquidity fee is applied, the fee will be applied to all redemption orders submitted after the effective time of the imposition of the fee determined by the Fund board. In the event the Fund imposes a redemption gate, the Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated. Redemption requests submitted while a redemption gate is in place will be cancelled and shareholders who wish to redeem their shares after a redemption gate has been lifted will need to submit a new redemption request.

Redemption requests that are verifiably submitted prior to imposition of a fee or gate to the financial intermediary or the Fund, as applicable, in the Fund’s sole determination, will be honored free of the fee or gate.

Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may not exceed 10 business days in any 90-day period. The Fund board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. The Fund board may, in its discretion, permanently suspend redemptions and liquidate the Fund if, among other things, the Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.

The liquidity fee may help the Fund to moderate redemption requests by allocating liquidity costs to those shareholders who impose such costs on the Fund through their redemptions. The proceeds may be returned to shareholders in the form of a distribution.

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

If a liquidity fee is imposed during the day, an intermediary who receives both purchase and redemption orders from a single account holder is not required to net the purchase and redemption orders. However, the intermediary is permitted to apply the liquidity fee to the net amount of redemptions (even if the purchase order was received prior to the time the liquidity fee was imposed).

When a fee or a gate is in place, the Fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The imposition and termination of a liquidity fee or redemption gate will be announced on the Fund’s website (www.meederinvestment.com). In addition, the Fund will communicate such action through a disclosure supplement to its prospectus and may further communicate such action by other means.

Legend

The following language applies and replaces the first paragraph under “Principal Risks” in the Prospectus, effective October 14, 2016:

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Diversification

Under the new rules, securities subject to a guarantee from a non-controlled person of the issuer of the security are no longer exempt from the diversification requirements applicable to the Fund. Accordingly, effective October 14, 2016, the following sentence is added to the end of the first paragraph under the heading “INVESTMENT POLICIES AND RESTRICTIONS – Diversification” on page 33 of the Statement of Additional Information: “Notwithstanding the foregoing, current regulation requires issuer diversification testing of securities with a guarantee, whether or not the guarantee is from a non-controlled person of the issuer of the security.”

Timing and Determinations

The determinations and actions described in this supplement, and anticipated timing of those actions, may change in the future. Shareholders will be given notice of further developments, as appropriate.

Investors Should Retain this Supplement for Future Reference